GeneDx Nasdaq: WGS Q3 2026 Earnings Presentation November 2026 Exhibit 99.2

2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding our future performance and our market opportunity, including expectations for full year and fourth quarter 2026 revenue, exome and genome revenue and test volumes, adjusted gross margin and adjusted net income. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) our ability to implement business plans, goals and forecasts, and identify and realize additional opportunities, (ii) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare industry, (iii) the size and growth of the market in which we operate, (iv) future expansion of insurance coverage for exome and genome testing, and (v) the anticipated impacts of regulatory reimbursement changes. The foregoing list of factors is not exhaustive. The information, opinions and forward- looking statements contained in this announcement is not exhaustive and speak only as of its date and are subject to change without notice. This presentation contains estimates, projections and other information concerning our industry, our business and the markets for our products and services. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. Unless otherwise expressly stated, we obtained this industry, business, market and other data from our own internal estimates and research as well as from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources. While we believe our internal company research as to such matters is reliable and the market definitions are appropriate, neither such research nor these definitions have been verified by any independent source. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic reports and other filings we make with the SEC from time to time. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us are available www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at GeneDx Holdings Corp. 333 Ludlow Street, North Tower 6th Floor, Stamford, Connecticut, 06902. Our telephone number is 888-729-1206. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States ("GAAP"), which are used by management as a supplemental measure, have certain limitations, and should not be construed as alternatives to financial measures determined in accordance with GAAP. The non-GAAP measures as defined by us may not be comparable to similar non-GAAP measures presented by other companies. Our presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that our future results will be unaffected by other unusual or non-recurring items. A reconciliation is provided in the Appendix to the most directly comparable financial measure stated in accordance with GAAP.

3 Q3 2026 Results Metric Third Quarter 2026 Revenue $123.1 million Exome and genome volume 32,134 Exome and genome revenue $110.4 million Adjusted gross margin1 72% Adjusted net income1 $8.6 million Cash on hand $171.1 million 1 Adjusted gross margin and adjusted net income are non-GAAP financial measures. See appendix for a reconciliation of GAAP to non-GAAP figures presented.

4 Delivering strong volume growth while improving reimbursement Exome and genome volume year-over-year: • Q3 2026 reported volume up 25% YoY to 32,134 • Accession volume growth up 28% YoY, indicating strong demand 32,134 Q1 2025 Exome and Genome Volume Q2 2025 Q3 2025 Q4 2025 Q1 2026 0 5,000 10,000 15,000 20,000 25,000 30,000 Q3 2024 Q4 2024 19,262 Q2 2026 25,702 Q3 2026

5 Revenue growth stepped up driven by mix shift and RCM performance $110.4 Q1 2025 Exome and Genome Revenue (in $M) Q2 2025 Q3 2025 Q4 2025 Q1 2026 0 $20 $98.9 Q3 2024 Q4 2024 $60.0 Exome and genome revenue year-over-year: • Q3 2026 up $10M sequentially and 12% YoY • Q3 ARR up 5% sequentially to ~$3,430 • No material changes to underlying average contracted rates this quarter $40 $60 $80 $100 $120 Q2 2026 Q3 2026

6 We've organized the company around three key imperatives Optimize unit economics Deliver the leading products at unmatched scale Grow utilization of exome and genome

7 2026 Guidance Update Metric Full Year 2026 Previous Guidance August 3, 2026 Full Year 2026 Updated Guidance November 9, 2026 Fourth Quarter of 2026 Guidance November 9, 2026 Revenue $475 to $490 million $475 to $490 million $135 million Exome and genome volume At least 30% growth At least 28% growth 34,500 tests Exome and genome revenue At least 20% growth At least 17% growth $121 million Adjusted gross margin1 Approximately 70% Approximately 71% At least 71% Adjusted net income1 Positive Approximately $12 million Approximately $12 million 1 Adjusted gross margin and adjusted net income are non-GAAP financial measures.

8 Appendix

9 Empowering everyone to live their healthiest life through genomics

10 GeneDx is the global leader in rare disease diagnosis The largest and most diverse rare disease dataset to deliver highest accuracy Diagnosing more rare disease patients than anyone else and delivering 500+ new gene-disease discoveries over 25 years Preferred by 80% of geneticists and granted FDA Breakthrough Device designation The #1 genetic test Experience & TechnologyGeneDx InfinityTM 1. GeneDx Internal Data, data on file 2026 2. Claims data provided by Definitive Healthcare

11 An accurate genetic diagnosis is key to transforming healthcare Enabling precision genomic medicine Providing an early and accurate genetic diagnosis Fueling drug discovery

12 Delivering the future of precision medicine via the network effect Biopharma Accelerating drug discovery, enabling clinical trials, and unlocking biomarkers for targeted therapies with real-world evidence Policymakers Improving population health outcomes with support for evidence-based policies driving innovation and efficiencies Patients Delivering faster, more accurate diagnosis with personalized treatments based on biology, leading to better outcomes Health Systems Improving clinical decisions, streamlining care pathways, and reducing costs with genomic insights Payers Reducing long-term spend through effective, targeted treatments supporting value-based care models with measurable outcomes Advocacy Delivering answers for families, advancing equitable care, and connecting patients and parents across rare and underserved communities

13 Trusted by the nation’s leading health systems

GeneDx Infinity™ is the largest and most diverse rare disease dataset

- **~1M** exomes & genomes
- **>2.5M** genetic tests
- **>8M** health records
- **>8M** phenotypic datapoints
- **>60%** have parental data
- **>50%** non-European descent

GeneDx Infinity™

The most accurate diagnosis
2x the answers compared to public datasets

Greatest scale advantage
Fastest diagnosis and most efficient operations

Most comprehensive understanding of rare disease
Billions of datapoints inform expert analysis

GeneDx

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1. GeneDx Internal Data, data on file 2026

Our AI strategy accelerates the flywheel effect of our data

The compounding power of the data from each new patient informs more diagnoses and extends our lead

Proprietary AI models and algorithms constantly enhance our accuracy, scale, speed, and efficiency

Creating the Lab of the Future to translate cutting-edge innovation into better patient outcomes


Higher diagnostic yields and more answers
Additional patients tested
More underlying data
Improved interpretation platform
LARGE LANGUAGE MODELS
MACHINE LEARNING
NATURAL LANGUAGE PROCESSING
GeneDx
Infinity

GeneDx

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16 Upside Opportunities International, Biopharma/Data, Precision Medicine Pediatrics & Rare Pediatric Specialists, Pediatricians, NICU, Prenatal, and gNBS Adult Adult Neurologists, Adult Cardiologists, and Other Specialists $25B $20B This large and ever-growing opportunity is ours to win

On average, an accurate diagnosis takes 5 years

The economic burden of rare diseases in the U.S. is over $1 trillion annually



First symptom
Visit primary care physician
Referral to a specialist
Genetic testing (CMA)
No diagnosis
Online research
Another specialist
Wrong treatment or undue surgery
Genetic testing (panel)
Inconclusive results
New symptoms
Genetic specialist
Genetic counseling
Order exome or genome
Diagnosis
Disease-specific care and resources
GeneDx provides answers in
months
weeks
days
hours

GeneDx

1. Marwaha S, Knowles JW, and Ashley EA. A guide for the diagnosis of rare and undiagnosed disease: beyond the exome. GenomeMed. 2022 Feb 28;14(1):23. 2. Tisdale, A., Cutillo, C.M., Nathan, R. et al. The IDeaS initiative: pilot study to assess the impact of rare diseases on patients and healthcare systems. Orphanet J Rare Dis 16, 429 (2021).

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18 Focused on four operational levers to improve blended average reimbursement rates Manage Mix Expand Payer Coverage Invest In Technology Implement Payer-Specific Workflows1 3 2 4

We are monitoring key metrics that translate to higher blended ARR over time

1 Product Mix

26% Q3 outpatient genome mix

3 Collection Rate

36% Q3 collection rate for outpatient genome

2 Payer Policy Coverage

Commercial Covered Lives



90%
98%
47%
88%
Q1
Q3
Exome
Q1
Q3
Genome

State Medicaid Policies

39 Cover outpatient exome and/or genome

37 Cover outpatient exome

25 Cover outpatient genome

82% Q3 outpatient genome volume submitted to payers with an active positive coverage policy

GeneDx

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20 Medicaid programs across the country are expanding access 1. GeneDx Internal Data, data on file 2026 Exome Coverage Only Genome Coverage Only Exome and Genome Coverage No Coverage Current Medicaid Coverage Landscape New or Enhanced Coverage

21 Our north star is to diagnose as many people as fast as possible

22 Our stacked, compounding growth strategy unlocks new opportunities Foundational Markets (Launched) Expansion Markets (Ramping) Future Markets (Developing) • Geneticists (since inception) • Pediatric Specialists (since 2023) • General Pediatricians (H2 2026) • NICU (since 2024) • Prenatal (H2 2026) • Adult Specialists (H2 2026) • International (since 2025) • gNBS • New Channels • BioPharma & Data Three layers, multiple building blocks to sustained high growth with disciplined expansion plan

23 Diversifying call points unlocks our total addressable market and brings the power of genomic testing to every patient that can benefit 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Geneticsits Pediatric Specialists Prenatal NICU Adult specialists General Pediatrics Clinician Penetration by Market 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Geneticsits Pediatric Specialists Prenatal NICU Adult specialists General Pediatrics Patient Penetration by Market 5K2K 800 accounts 10.5K 25K4.6K ti ist enetici ts S i li t S 145K300K 235K160K 600K210K Number of U.S. PatientsNumber of U.S. Clinicians

24 GeneticistPrenatal Standard of care: years of disease progression Pediatrician Entering new markets to deliver answers at the earliest moment possible NICU Adult Specialist Pediatric Specialist

25 Geneticists remain key customers and prefer GeneDx Geneticist recommendations reinforce our leadership in new markets Leading position: 80% market share driven by superior accuracy, broad access, and cutting-edge discovery Continued growth: Largest contributor to revenue today with room to grow via ongoing panel conversion Loyal advocates: As we continue to expand, these ~2,000 geneticists are key influencers for other clinicians 1. GeneDx Internal Data, data on file 2026 2. Claims data provided by Definitive Healthcare Foundational Market

26 Pediatric specialists continue to drive high growth Significant share: Over 30% of pediatric neurologists now order from us with continued growth ahead Strong awareness: Greatest brand recognition of any genetics lab - over 80% of pediatric specialists know GeneDx Expanding our footprint: Continuing to add new call points and indications to serve the over 10,000 rare diseases Increased ordering and new customer activation driving expansion 1. GeneDx Internal Data, data on file 2026 2. Claims data provided by Definitive Healthcare 3. Fu MP, Merrill SM, Sharma M, et al. Rare diseases of epigenetic origin: Challenges and opportunities. Front Genet. 2023 Feb 6;14:1113086. doi: 10.3389/fgene.2023.1113086. PMID: 36814905. Foundational Market

27 Pediatricians are becoming the new front line of genomic medicine Massive market: 600K patients diagnosed with DD/ID by 25K pediatricians annually First mover to an untapped market with the #1 genetic test in hand Trusted partner & clear leader: Leading product, wraparound services, expert endorsements, and health system relationships Customer experience: Pediatricians can integrate genomics into routine care with easy ordering Expansive reach: Dedicated team of ~50 sales reps expected to drive impact by the end of 2026 and into 2027 1. GeneDx Internal Data, data on file 2026 2. Claims data provided by Definitive Healthcare Expansion Market

Expansion Market

The NICU is an untapped opportunity for early intervention and improved outcomes

Taking a protocol-driven approach to benefit more patients and lower healthcare costs

Large unmet need: Up to 60% of NICU patients could benefit from rWGS per SeqFirst (~235k patients) but less than 5% of them receive genetic testing today

Fastest TAT: Leading rapid and ultrarapid genome tests deliver precise answers in as soon as 48 hours

Deep relationships: 42 of the top 50 NICUs ordered rapid testing from us in 2025, positioning us to scale



1. Wenger TL, Scott A, Kruidenier L, et al. SeqFirst: Building equity access to a precise genetic diagnosis in critically ill newborns. Am J Hum Genet. 2025 Mar 6;112(3):508-522. 2. Claims data provided by Definitive Healthcare 3. Kingsmore, Stephen F et al. NPJ genomic medicine vol. 9,1 17. 27 Feb. 2024 4. GeneDx Internal Data, data on file 2026

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GeneDx

29 GenomeDx Prenatal extends our industry-leading diagnostic capabilities into prenatal care Setting a new standard for prenatal genomic diagnoses Large unmet need: For patients with structural anomalies on prenatal ultrasound, impacting up to 4% of pregnancies Extensive prenatal experience: Building upon 10+ years of experience offering CMA and 4,000+ prenatal exomes Timely answers: Delivering the most accurate and comprehensive diagnostic results in less than two weeks to guide critical care decisions 1.Salomon LJ, Alfirevic Z, Berghella V, et al. Practice guidelines for performance of the routine mid-trimester fetal ultrasound scan. Ultrasound Obstet Gynecol. 2011 Jan;37(1):116-26. 2. GeneDx Internal Data, data on file 2026 Expansion Market

30 Adult specialists will unlock future growth and impact Putting commercial focus behind the organic growth in adult exome and genome testing New market: Expanding to neurologists in 2026 with a focus on clinicians already ordering genetic testing Green space: Strong demand and reimbursement for adults living with pediatric-onset conditions like epilepsy Long-term potential: Future opportunities could expand to cardiology, neurodegenerative disorders, and more, representing up to 5M patients 1. GeneDx Internal Data, data on file 2026 2. Claims data provided by Definitive Healthcare Expansion Market

31 Global reach with decentralized testing powered by centralized intelligence from GeneDx InfinityTM Cloud-native platform enables remote interpretation while complying with local regulations Providing leading interpretation services to key domestic partners Expanded international footprint with sales reps in key geographies Expansion Market

Transforming healthcare from diagnostic odyssey to day one action with gNBS

Future Market

GeneDx has the evidence, experience, and operational capabilities to lead global adoption

Evidence

Data from the GUARDIAN study:

- Actionable conditions identified in **3.2% of newborns**
- **Nearly 75% of parents** opted into testing
- Without gNBS, the average age of diagnosis for these conditions is **7-11 years old**

Experience

- Sequenced >30,000 newborns
- Implemented diverse multi-site programs
- Partnering with first movers to make gNBS a reality
  - GUARDIAN
  - BRIDGES-NBS
  - Sunshine Genetics

Capabilities

- Flexible services – from end-to-end testing to decentralized interpretation
- Operations optimized for accuracy, speed, and scale
- Technical expertise to responsibly bring this technology to patients

1. Ziegler A, Koval-Burt C, Kay DM, et al. Expanded Newborn Screening Using Genome Sequencing for Early Actionable Conditions. JAMA. Published online October 24, 2024. doi:10.1001/jama.2024.1966
2. GeneDx Internal Data, data on file 2026

GeneDx

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33 Pioneering new channels and partnerships to deliver on the promise of precision genomic medicine Future Market

34 Unlocking faster HEOR, biopharma innovation, and AI-driven discovery Genetic data Electronic health records Patient demographics Claims Prescription Imaging Deploying the most comprehensive, longitudinal dataset for rare disease ever assembled Future Market

35 Turning insight into biopharma impact

36 Proven leadership driving high-growth and operational excellence at scale Heidi Chen Chief Legal Officer Linda Genen Chief Medical Officer Jami Biliboaca Chief People Officer Katherine Stueland Chief Executive Officer Kevin Feeley Chief Financial Officer Melanie Duquette Chief Growth Officer Mark Gardner President Lisa Gurry Chief Business Officer Bryan Dechairo Chief Technology and Innovation Officer Nicole Maassen Chief Patient Access Officer

37 Executing the right strategy to drive durable, long-term growth Establish genomic testing as the standard, early answer for suspected genetic disease – expanding access, delivering faster and more actionable diagnoses, and leveraging GeneDx Infinity’s learning to continuously strengthen the platform Scale profitably through automation, commercial discipline, and operating leverage6 Convert access into realized revenue through payer, authorization, claims, and appeals excellence5 Compound the Infinity learning to improve diagnosis and create biopharma value4 Deliver the best clinical answer, faster through testing breadth, interpretation quality, and turnaround time3 Expand access across established and underpenetrated call points, health systems, and lower-friction patient pathways 2 Lead in rare-disease diagnosis by moving exome and genome testing earlier in care1

38 Our core competitive advantage compounds with every patient we test. We are setting the industry standard, delivering actionable answers for families and sustainable value for shareholders.

39 Reconciliation of non-GAAP financial measures Adjusted gross profit, adjusted gross margin, and adjusted net income (in $ thousands) Three months ended September 30, 2026 September 30, 2025 June 30, 2026 Revenue $ 123,101 $ 116,743 $ 114,440 Cost of services 37,041 32,216 36,202 Gross profit $ 86,060 $ 84,527 $ 78,238 Gross margin 69.9% 72.4% 68.4% Reconciliations: Depreciation and amortization expense 1,687 1,374 1,726 Stock-based compensation expense 371 219 561 Restructuring charges 18 – 47 Adjusted gross profit $ 88,136 $ 86,120 $ 80,572 Adjusted gross margin 71.6% 73.8% 70.4% (in $ thousands) Three months ended September 30, 2026 September 30, 2025 June 30, 2026 Net loss $ (12,327) $ (7,635) $ (17,740) Reconciliations: Depreciation and amortization expense 6,895 6,474 6,714 Stock-based compensation expense 8,253 10,586 6,342 Restructuring costs 867 128 3,295 Change in fair value of financial liabilities – 3,401 (220) Interest expense, net 1,779 562 1,185 Non-core lease costs 1,169 1,323 1,097 Other1 1,975 1,219 (262) Adjusted net income (loss) $ 8,611 $ 16,058 $ 411 1 Other represents income tax (expense) benefit and costs related to legal reserves for all periods presented. For the three months ended September 30, 2026, Other also includes costs for third party advisor fees related to our Revenue Cycle Transformation. For the three months ended September 30, 2025, Other also includes transaction costs incurred in connection with the acquisition of Fabric Genomics.